UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22688	94-3155026
(Commission File Number)	(IRS Employer Identification No.)

601 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 832-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Agreement.

On July 19, 2005, at the request of Robert K. Burgess, the Company’s Executive Chairman, the Compensation Committee of the Company’s Board of Directors reduced Mr. Burgess’ annual base salary from $400,000 to $100,000, and canceled Mr. Burgess’ annual bonus for fiscal year 2006, with both changes to be effective July 1, 2005. This compensation adjustment was made pursuant to the terms of the Amended and Restated Employment Agreement between the Company and Mr. Burgess, dated January 19, 2005, and reflects the evolution in Mr. Burgess’ responsibilities and duties occurring since January 2005, when he resigned as the Company’s Chief Executive Officer and agreed to serve as the Company’s Executive Chairman.

Items 2.02 Results of Operations and Financial Condition.

The following information, including the press release attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

The Company issued a press release on July 20, 2005 (the “Press Release”), announcing the Company’s results of operations for the three months ended June 30, 2005. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

The Form 8-K and the information furnished herein shall not be deemed filed with the U.S. Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

In addition to the GAAP financial measures disclosed in the Press Release, the Company included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided non-GAAP financial measures in previous earnings releases and the Company’s management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters. The Company’s management also believes these non-GAAP financial measures to be a useful measure of its corporate performance by allowing it to isolate its financial results to certain core functions of its operations.

In compliance with Regulation G, for any non-GAAP financial measures disclosed in the Press Release, corresponding GAAP financial measures and reconciliations have been provided on the Company’s website and in the Press Release.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1*	Registrant’s first fiscal quarter ended June 30, 2005 earnings release, issued July 20, 2005.

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: July 20, 2005	By:	/S/ ELIZABETH A. NELSON
Elizabeth A. Nelson, Executive Vice President Chief Financial Officer and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Registrant’s first fiscal quarter ended June 30, 2005 earnings release, issued July 20, 2005.

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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